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               SECURITIES AND EXCHANGE COMMISSION

                    Washington D. C.  20549

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                   FORM 8-K/A (Amendment #1)

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):      November 13, 1998



                      Hecla Mining Company

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     (Exact name of registrant as specified in its charter)



                            Delaware

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         (State or other jurisdiction of incorporation)


          1-8491                             82-0126240

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(Commission File Number)        (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                         83815-8788

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(Address of principal executive offices)     (Zip Code)



                         (208) 769-4100

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                (Registrant's Telephone Number)


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Item 5.   OTHER EVENTS.


           On  November  13,  1998  the  Board  of  Directors  of

Registrant,  at  its regular quarterly meeting,  adopted  certain changes to Registrant's Bylaws.



Item 7.   EXHIBITS.



      A  corrected  copy of Registrant's Bylaws, as  amended,  is filed as Exhibit 3(ii).


          EXHIBIT NO.         DESCRIPTION

             3(ii)            Registrant's Bylaws


                           SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By  /s/  Nathaniel K. Adams
                                --------------------------------
                                Name:   Nathaniel K. Adams
                                Title:  Assistant Secretary


Dated:  December 7, 1998





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                          EXHIBIT INDEX


Number         Description of Exhibits


3(ii)               Registrant's Bylaws